SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2003

eBay Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24821	77-0430924

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2145 Hamilton Avenue
San Jose, CA 95125

(Address of principal executive offices)

(408) 376-7400

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1. Corrected ‘Guidance Summary’ table originally furnished as part of the company’s press release dated April 22, 2003.

Item 9. Regulation FD Disclosure Information Furnished Pursuant to Item 12. Disclosure of Results of Operations and Financial Condition.

     On April 22, 2003, eBay Inc. announced its financial results for the fiscal quarter ended March 31, 2003 and furnished the press release announcing those financial results as an exhibit to a Current Report on Form 8-K. That press release contained an inconsistency between the company’s net revenue guidance as set forth in the narrative and the comparable numbers included in the ‘Guidance Summary’ table for the third and fourth fiscal quarters of 2003. This amendment on Form 8-K/A is being filed solely to correct the error contained in the ‘Guidance Summary’ table, a correct copy of which is attached as Exhibit 99.1 hereto.

     In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this report is being furnished under “Item 9. Regulation FD Disclosure” rather than under “Item 12. Disclosure of Results of Operations and Financial Condition.” The information in this report shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2003	eBay Inc.

	By:	/S/ MICHAEL R. JACOBSON Michael R. Jacobson Senior Vice President, Legal Affairs, General Counsel and Secretary

eBay Inc.

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Corrected ‘Guidance Summary’ table originally furnished as part of the company’s press release dated April 22, 2003.